SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)              September 25, 2003
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                           SOS STAFFING SERVICES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Utah                         0-26094                87-0295503
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(State or other jurisdiction          (Commission          (IRS Employer ID
of incorporation)                     File Number)              Number)


1415 South Main, Salt Lake City, Utah                       84115
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(Address of principal executive offices)                  (Zip Code)


Registrant's Telephone Number, including area code:         (801) 484-4400
                                                        ------------------------

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(Former name or former address, if changed since last report)




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Item 5.  Other Events.

         On September 25, 2003, SOS Staffing  Services,  Inc.  (NASDAQ/SmallCap:
SOSSD) (the "Registrant") received a Nasdaq Staff Determination, confirming that the Registrant has met Nasdaq's $1.00 minimum bid price requirement for continued listing set forth in Marketplace Rule 4450(a)(5), and that the Registrant also satisfies all other requirements for continued listing on the Nasdaq SmallCap Market. Accordingly, the listing qualifications panel has determined to continue the listing of the Registrant's common stock on the Nasdaq SmallCap Market.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a) Financial Statements of Businesses Acquired. None

         (b) Pro Forma Financial Information. None

         (c) Exhibits. None

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOS STAFFING SERVICES, INC.
                                     By: /s/ Kevin Hardy
                                         ------------------------------
                                     Name:   Kevin Hardy
                                     Title:  Sr. Vice President and
                                             Chief Financial Officer

Dated:  September 25, 2003


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